SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                JANUARY 20, 2004


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


       DELAWARE                       1-4717                   44-0663509
----------------------         ---------------------     ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                   Identification Number)


                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5. OTHER EVENTS

On January 20, 2004, Kansas City Southern ("KCS" or "Company") announced that TFM S.A. de C.V. ("TFM") received, on January 19, 2004, a Special Certificate from the Mexican Federal Treasury in the amount of 2,111,111,790 pesos. The Special Certificate has the same face amount as the value added tax refund claimed by TFM. See the Press Release attached hereto as Exhibit 99.1 for further information.



ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated January
                                                          20, 2004 entitled,
                                                          "KCS Announces TFM
                                                          Receives Special
                                                          Certificate," is
                                                          attached hereto as
                                                          Exhibit 99.1
































SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Kansas City Southern


Date: January 20, 2004             By:      /S/ RONALD G. RUSS
                                      ----------------------------------
                                               Ronald G. Russ
                            Executive Vice President and Chief Financial Officer

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:             JANUARY 20, 2004

    CONTACT:          William H. Galligan                    Phone: 816/983-1551
                      William.h.galligan@kcsr.com


                 KCS ANNOUNCES TFM RECEIVES SPECIAL CERTIFICATE

Kansas City Southern (KCS) (NYSE:KSU) announced today that TFM, S.A. de C.V.
(TFM) received, on January 19, 2004, a Special Certificate from the Mexican Federal Treasury in the amount of 2,111,111,790 pesos. The Special Certificate has the same face amount as the value added tax refund claimed by TFM.
TFM initiated legal proceedings to recover the Special Certificate in 1997. TFM received a ruling from the Mexican Federal Court of the First Circuit on November 5, 2003 sustaining the Fiscal Court's ruling in favor of TFM. KCS has an indirect 37.3% economic interest in TFM. KCS is currently reviewing the significance of the delivery of the Special Certificate to TFM with its legal advisors and with TFM officers, and KCS will provide additional information as appropriate.

KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.


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